Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ CHARLES F. BOLDEN, JR.
Charles F. Bolden, Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ GREGORY H. BOYCE
Gregory H. Boyce

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director, President and Chief Executive Officer of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capabilities, to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ CLARENCE P. CAZALOT, JR.
Clarence P. Cazalot, Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ DAVID A. DABERKO
David A. Daberko

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ WILLIAM L. DAVIS
William L. Davis

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ DR. SHIRLEY ANN JACKSON
Dr. Shirley Ann Jackson

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ PHILIP LADER
Philip Lader

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ CHARLES R. LEE
Charles R. Lee

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ DENNIS H. REILLEY
Dennis H. Reilley

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ MICHAEL E. J. PHELPS
Michael E. J. Phelps

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ SETH E. SCHOFIELD
Seth E. Schofield

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ JOHN W. SNOW
John W. Snow

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ THOMAS J. USHER
Thomas J. Usher

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned Vice President, Accounting and Controller of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr. and Janet F. Clark, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-facts and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ MICHAEL K. STEWART
Michael K. Stewart

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned Chief Financial Officer of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr. and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2009.

/s/ JANET F. CLARK
Janet F. Clark